UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 30, 2010
McMoRan Exploration Co.
(Exact name of registrant as specified in its charter)

Delaware	001-07791	72-1424200
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification
incorporation)		Number)

1615 Poydras Street
New Orleans, Louisiana	70112
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (504) 582-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Acquisition of Gulf of Mexico Shelf Properties
On December 30, 2010, the previously announced proposed acquisition by McMoRan Exploration Co. (the “Company”) of the shallow water Gulf of Mexico shelf properties, interests and assets (the “Assets”) of Plains Exploration & Production Company (“PXP”) was consummated (the “Acquisition”). Pursuant to the terms of the Agreement and Plan of Merger dated as of September 19, 2010 (the “Merger Agreement”), by and among the Company, McMoRan Oil & Gas LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“MOXY”), McMoRan GOM, LLC (“MMR GOM”) and McMoRan Offshore LLC (“MMR Offshore”), (each of MMR GOM and MMR Offshore being a newly created Delaware limited liability company and a wholly owned subsidiary of MOXY), on the one hand, and PXP, PXP Gulf Properties LLC (“PXP Gulf”) and PXP Offshore LLC (“PXP Offshore”), (each of PXP Gulf and PXP Offshore being a newly created Delaware limited liability company and a wholly owned subsidiary of PXP), on the other hand, (i) PXP contributed all of its right, title and interest in the Assets to PXP Gulf and PXP Offshore and PXP Gulf and PXP Offshore assumed the liabilities and obligations related to the Assets, and (ii) MMR GOM merged with and into PXP Gulf in exchange for the cash consideration of $75 million and MMR Offshore merged with and into PXP Offshore in exchange for the stock consideration described below. Effective December 30, 2010, both PXP Gulf and PXP Offshore became indirect, wholly owned subsidiaries of the Company.
At the Company’s special stockholder meeting held on December 30, 2010, the Company’s stockholders approved the issuance of the 51 million shares of common stock to PXP that were issued to PXP as the stock consideration upon completion of the Acquisition (the “PXP Issuance”). The PXP Issuance did not involve a public offering and was exempt from the registration requirements of the Securities Act pursuant to Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”).
The material terms of the Merger Agreement were reported in Item 1.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on September 23, 2010, which are hereby incorporated by reference. The description of the Merger Agreement is a summary only and is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed with the SEC as Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q on November 9, 2010 and is incorporated herein by reference.
In connection with the completion of the Acquisition, the Company and PXP entered into a registration rights agreement (the “PXP Registration Rights Agreement”) and a stockholder agreement (the “PXP Stockholder Agreement”), the material terms of each of which were previously reported in Item 1.01 of the Current Report on Form 8-K filed with the SEC on September 23, 2010, which are hereby incorporated by reference. Those descriptions of the PXP Registration Rights Agreement and the PXP Stockholder Agreement are summaries only and are qualified in their entirety by reference to the PXP Registration Rights Agreement and the PXP Stockholder Agreement, copies of which are attached as Exhibit 4.1 and 10.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
Private Placement Transactions
Note Purchase Agreements, Indenture and Registration Rights Agreement. On December 30, 2010, the Company issued $200 million principal amount of 4% Convertible Senior Notes due 2017 (the “Notes”) to a group of qualified institutional buyers within the meaning of Rule 144A under the Securities Act and accredited investors within the meaning of Regulation D under the Securities Act pursuant to the securities purchase agreements dated September 16, 2010 (the “Note Purchase Agreements”).
The material terms of the Note Purchase Agreements were previously reported in Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on September 23, 2010, which are hereby incorporated by reference. The description of the Note Purchase Agreements is a summary only and is qualified in its entirety by reference to the form of Note Purchase Agreements, a copy of which was filed with the SEC as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q on November 9, 2010 and is incorporated herein by reference.

Indenture. The Notes are governed by and were issued pursuant to an indenture, dated December 30, 2010, entered into by and among the Company and U.S. Bank National Association, as trustee (the “Indenture”). The material terms of the Indenture were previously reported in Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on September 23, 2010, which are hereby incorporated by reference. The description of the Indenture is a summary only and is qualified in its entirety by reference to the Indenture, a copy of which is attached as Exhibit 4.5 to this Current Report on Form 8-K and is incorporated herein by reference.
Notes Registration Rights Agreement. In connection with the issuance of the Notes, the Company entered into a registration rights agreement, dated December 30, 2010, with the investors (the “Notes Registration Rights Agreement”), the material terms of which were previously reported in Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on September 23, 2010, which are hereby incorporated by reference. The description of the Notes Registration Rights Agreement is a summary only and is qualified in its entirety by reference to the Notes Registration Rights Agreement, a copy of which is attached as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Preferred Stock Purchase Agreements, Certificate of Designations, and Registration Rights Agreement. On December 30, 2010, the Company issued 200,000 shares of 5.75% Convertible Perpetual Preferred Stock, Series 1 (the “Series 1 Preferred Stock”) for an aggregate purchase price of $200 million to the same group of investors who had agreed to purchase the Notes pursuant to the securities purchase agreements dated September 16, 2010 (the “Preferred Stock Purchase Agreements”).
The material terms of the Preferred Stock Purchase Agreements were previously reported in Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on September 23, 2010, which are hereby incorporated by reference. The description of the Preferred Stock Purchase Agreements is a summary only and is qualified in its entirety by reference to the Preferred Stock Purchase Agreements, a copy of which was filed with the SEC as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q on November 9, 2010 and is incorporated herein by reference.
Certificate of Designations — 5.75% Convertible Perpetual Preferred Stock, Series 1. The Series 1 Preferred Stock is governed by and was issued pursuant to a certificate of designations, dated December 30, 2010 (the “Series 1 Preferred Stock Certificate of Designations”). The material terms of the Series 1 Preferred Stock Certificate of Designations were previously reported in Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on September 23, 2010, which are hereby incorporated by reference. The description of the Series 1 Preferred Stock Certificate of Designations is a summary only and is qualified in its entirety by reference to the Series 1 Preferred Stock Certificate of Designations, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Preferred Stock Registration Rights Agreement. In connection with the issuance of the Series 1 Preferred Stock, the Company entered into a registration rights agreement, dated December 30, 2010, with the investors (the “Preferred Stock Registration Rights Agreement”), the material terms of which were previously reported in Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on September 23, 2010, which are hereby incorporated by reference. The description of the Preferred Stock Registration Rights Agreement is a summary only and is qualified in its entirety by reference to the Preferred Stock Registration Rights Agreement, a copy of which is attached as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated herein by reference.
FCX Purchase Agreement, Certificate of Designations, Registration Rights Agreement and Stockholder Agreement. On December 30, 2010, the Company issued 500,000 shares of the Company’s 5.75% Convertible Perpetual Preferred Stock, Series 2 (the “FCX Preferred Stock”), for an aggregate purchase price of $500 million to Freeport-McMoRan Preferred LLC (“FCX Preferred”), a Delaware limited liability company and wholly owned subsidiary of Freeport-McMoRan Copper & Gold

Inc. (“FCX”), pursuant to the stock purchase agreement by and among the Company, FCX and FCX Preferred, dated September 19, 2010 (the “FCX Purchase Agreement”). The material terms of the FCX Purchase Agreement were previously reported in Item 1.01 of the Current Report on Form 8-K filed with the SEC on September 23, 2010, which are hereby incorporated by reference. The foregoing description of the FCX Purchase Agreement is a summary only and is qualified in its entirety by reference to the FCX Purchase Agreement, a copy of which was filed with the SEC as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q on November 9, 2010 and is incorporated herein by reference.
Certificate of Designations — 5.75% Convertible Perpetual Preferred Stock, Series 2. The FCX Preferred Stock is governed by and was issued pursuant to a certificate of designations (the “FCX Preferred Stock Certificate of Designations”). The material terms of the FCX Preferred Stock Certificate of Designations were previously reported in Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on September 23, 2010, which are hereby incorporated by reference. The description of the FCX Preferred Stock Certificate of Designations is a summary only and is qualified in its entirety by reference to the FCX Preferred Stock Certificate of Designations, a copy of which is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.
FCX Registration Rights Agreement and FCX Stockholder Agreement. In connection with the completion of the issuance the FCX Preferred Stock, the Company and FCX Preferred entered into a registration rights agreement (the “FCX Registration Rights Agreement”) and the Company, FCX and FCX Preferred entered into a stockholder agreement (the “FCX Stockholder Agreement”), the material terms of each of which were previously reported in Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on September 23, 2010, which are hereby incorporated by reference. Those descriptions of the FCX Registration Rights Agreement and the FCX Stockholder Agreement are summaries only and are qualified in their entirety by reference to the FCX Registration Rights Agreement and the FCX Stockholder Agreement, copies of which are attached as Exhibit 4.4 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
Certain Relationships. As previously reported in Item 1.01 of the Company’s Form 8-K filed with the SEC on September 23, 2010, the Company is a party to a services agreement with FM Services Company (the “Services Company”), a wholly owned subsidiary of FCX, under which the Services Company provides the Company with executive, technical, administrative, accounting, financial, tax and other services pursuant to a fixed fee arrangement. The Services Company also provides similar services to FCX. In 2009, the Company incurred approximately $8.4 million of costs under the services agreement.
Several of the Company’s directors and executive officers also serve as directors or officers of FCX. James R. Moffett, Richard C. Adkerson, B. M. Rankin, Jr., Robert A. Day, Gerald J. Ford and H. Devon Graham, Jr., each of whom is a director of the Company, also serve as directors of FCX. Messrs. Moffett and Adkerson and Ms. Kathleen L. Quirk, each of whom is an executive officer of the Company, also serve as executive officers of FCX. In addition, Ms. Nancy D. Parmelee, an executive officer of the Company, also serves as an officer of FCX. For more information, see Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on September 23, 2010, which is hereby incorporated by reference.
The Company’s issuance of the Notes, the Series 1 Preferred Stock, and the FCX Preferred Stock (collectively, the “Private Placement Transactions”) described above did not involve any public offering and are exempt from the registration requirements of the Securities Act pursuant to Section 4(2) of the Securities Act. The securities described above are not registered under the Securities Act or the securities laws of any other jurisdiction. Unless they are registered, the securities may be offered and sold only in transactions that are exempt from registration under the Securities Act and the securities laws of any other applicable jurisdiction. The Notes and the Preferred Stock sold to qualified institutional buyers within the meaning of Rule 144A under the Securities Act may be resold to other qualified institutional buyers in transactions exempt from the registration requirements of the Securities Act pursuant to Rule 144A.
A copy of a press release issued by the Company announcing the closing of the Acquisition and the Private Placement Transactions is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.
The information set forth under Item 1.01 is incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 regarding the Note Purchase Agreements and the Indenture is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.
The information set forth under Item 1.01 regarding the Merger Agreement, the Note Purchase Agreements, the Indenture, the Preferred Stock Purchase Agreements, the Series 1 Preferred Stock Certificate of Designations, the FCX Purchase Agreement, the FCX Preferred Stock Certificate of Designations and the Private Placement Transactions is incorporated by reference into this Item 3.02.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On December 30, 2010, the board of directors of the Company appointed James C. Flores and John F. Wombwell to serve as a director of the Company. Mr. Flores is Chairman of the Board, President and Chief Executive Officer of PXP and Mr. Wombwell is Executive Vice President, General Counsel and Secretary of PXP.
Upon completion of the Acquisition, the Company and PXP entered into a stockholder agreement pursuant to which, among other things, the size of the Company’s board of directors was increased from 9 to 11 members and PXP had the right to nominate two individuals to serve on the Company’s board of directors. Messrs. Flores and Wombwell were appointed to the board as the designated directors of PXP pursuant to the Stockholder Agreement by and among the Company and PXP. The information set forth under Item 1.01 regarding the Acquisition is incorporated by reference into this Item 5.02.
There is no arrangement or understanding between either of Messrs. Flores or Wombwell and any other person pursuant to which either was elected as a director. The Company’s board of directors now consists of eleven directors, six of whom are independent within the meaning of the Company’s corporate governance guidelines, which comply with the applicable NYSE listing standards and SEC rules.
Each of Messrs. Flores and Wombwell will receive an annual fee consisting of $40,000 for serving on the Company’s board and $1,500 for attending each board meeting. In addition, on December 30, 2010, each of Messrs. Flores and Wombwell received a grant of options to acquire 2,500 shares of the Company’s common stock and 1,250 restricted stock units. Under the Company’s current director compensation program, upon approval of the nominating and corporate governance committee, each non-management director of the Company will receive an annual grant of options to acquire 5,000 shares of our common stock and 2,500 restricted stock units on June 1st of each year under the Company’s stock incentive plans. The options are granted at fair market value on the grant date, vest ratably over the first four anniversaries of the grant date and expire on the tenth anniversary of the grant date. The restricted stock units also vest ratably over the first four anniversaries of the grant date.
The Company issued a press release announcing the appointment of each of Messrs. Flores and Wombwell as a director, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Company held a special meeting of stockholders on December 30, 2010 in New Orleans, Louisiana. At the special meeting, the Company’s stockholders approved (1) the issuance to PXP of 51 million shares of the Company’s common stock pursuant to the Merger Agreement, (2) the issuance to a subsidiary of FCX of 500,000 shares of the Company’s 5.75% Convertible Perpetual Preferred Stock and the shares of the Company’s common stock issuable upon conversion of those shares and (3) the adjournment of the special meeting, if necessary or appropriate, to permit the solicitation of additional proxies in favor of Proposal No. 1 or Proposal No. 2.
Of the 106,166,687 shares of the Company’s common stock outstanding as of the record date, 64,741,056 shares were represented at the special meeting. The Company’s independent inspector of elections reported the vote of stockholders as follows:

Proposal 1:	Approval of, as required by Section 312.03(c) of the New York Stock Exchange (“NYSE”) Listed Company Manual, the issuance of 51 million shares of the Company’s common stock to PXP, as may be adjusted, pursuant to an Agreement and Plan of Merger dated as of September 19, 2010.

Votes For	Votes Against	Abstentions
64,522,680	174,257	44,119

Proposal 2:	Approval of, as required by Sections 312.03(b) and (c) of the NYSE Listed Company Manual, the issuance of 500,000 shares of the Company’s 5 3/4% Convertible Perpetual Preferred Stock and the shares of the Company’s common stock issuable upon conversion of those shares to a subsidiary of FCX pursuant to a Stock Purchase Agreement dated as of September 19, 2010.(*)

Votes For	Votes Against	Abstentions
55,780,335	253,366	40,511
(*) Pursuant to the FCX Purchase Agreement, the voting on Proposal No. 2 excluded the vote of the 8,666,844 shares of the Company’s common stock owned by certain of the Company’s directors and executive officers who also serve as directors or officers of FCX, specifically, Richard C. Adkerson, Robert A. Day, Gerald J. Ford, H. Devon Graham, Jr., James R. Moffett, Nancy D. Parmelee, Kathleen L. Quirk and B.M. Rankin, Jr.

Proposal 3:	Approval to adjourn the special meeting, if necessary or appropriate, to permit the solicitation of additional proxies in favor of Proposal No. 1 or Proposal No. 2.

Votes For	Votes Against	Abstentions
62,158,001	2,526,435	56,620

Item 9.01	Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The Company intends to file financial statements for the shallow water Gulf of Mexico shelf properties of Plains Exploration & Production Company acquired by the Company for the years ended December 31, 2009, 2008 and 2007 and for the nine-month periods ended September 30, 2010 and 2009 no later than 71 calendar days after the date that this current report on Form 8-K is required to be filed.
(b) Pro Forma Financial Information.
The Company intends to file pro forma financial information reflecting the Acquisition no later than 71 calendar days after the date that this current report on Form 8-K is required to be filed.
(d) Exhibits.
The Exhibits included as part of this Current Report are listed in the attached Exhibit Index.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McMoRan Exploration Co.
By:	/s/ Kathleen L. Quirk
Kathleen L. Quirk
Senior Vice President and Treasurer (authorized signatory)

Date: January 4, 2010

McMoRan Exploration Co.
Exhibit Index
Exhibit Number

2.1
Agreement and Plan of Merger dated September 19, 2010, by and among McMoRan Exploration Co., McMoRan Oil & Gas LLC, McMoRan GOM, LLC and McMoRan Offshore LLC, and Plains Exploration & Production Company, PXP Gulf Properties LLC and PXP Offshore LLC (which is incorporated herein by reference to Exhibit 2.1 of the Company’s quarterly report on Form 10-Q filed with the SEC on November 9, 2010).

3.1	Certificate of Designations of 5.75% Convertible Perpetual Preferred Stock, Series 1.
3.2	Certificate of Designations of 5.75% Convertible Perpetual Preferred Stock, Series 2.
4.1	Registration Rights Agreement dated December 30, 2010, by and among McMoRan Exploration Co. and Plains Exploration & Production Company.
4.2	Registration Rights Agreement (related to the 4% Convertible Senior Notes) dated December 30, 2010 by and among McMoRan Exploration Co. and investors.
4.3	Registration Rights Agreement (related to the 5.75% Convertible Perpetual Preferred Stock, Series 1) dated December 30, 2010 by and among McMoRan Exploration Co. and investors.
4.4	Registration Rights Agreement dated December 30, 2010 by and among McMoRan Exploration Co. and Freeport-McMoRan Preferred LLC.
4.5	Indenture dated December 30, 2010 by and among McMoRan Exploration Co. and U.S. Bank National Association, as trustee.
10.1	Stockholder Agreement dated December 30, 2010, by and among McMoRan Exploration Co. and Plains Exploration & Production Company.
10.2	Stockholder Agreement dated December 30, 2010, by and among McMoRan Exploration Co., Freeport-McMoRan Copper & Gold Inc. and Freeport-McMoRan Preferred LLC.
10.3
Form of 4% Convertible Senior Notes Securities Purchase Agreement dated September 16, 2010, by investors and accepted by McMoRan Exploration Co. (which is incorporated herein by reference to Exhibit 10.2 of the Company’s quarterly report on Form 10-Q filed with the SEC on November 9, 2010).

10.4
Form of 5 3/4% Convertible Perpetual Preferred Stock Securities Purchase Agreement dated September 16, 2010, by investors and accepted by McMoRan Exploration Co. (which is incorporated herein by reference to Exhibit 10.3 of the Company’s quarterly report on Form 10-Q filed with the SEC on November 9, 2010).

10.5
Stock Purchase Agreement dated September 19, 2010 by and among McMoRan Exploration Co., Freeport-McMoRan Preferred LLC and Freeport-McMoRan Copper & Gold Inc. (which is incorporated herein by reference to Exhibit 10.3 of the Company’s quarterly report on Form 10-Q filed with the SEC on November 9, 2010).

99.1	Press Release dated December 30, 2010, titled “MMR Completes Acquisition of PXP Company’s Gulf of Mexico Shallow Water Shelf Properties & Private Placement of $900 Million in Convertible Securities.”
99.2	Press Release dated December 30, 2010, titled “MMR Announces Appointment of Two New Members to its Board of Directors.”